                                                                   Exhibit 10.40

                           AMENDMENT NO. 3 AND WAIVER
                          Dated as of February 27, 2004

                  THIS AMENDMENT NO. 3 AND WAIVER (this "Amendment") is entered into as of February 27, 2004 by and among SIERRA NEVADA WIRELESS RECEIVABLES CORPORATION, a Delaware corporation (the "Seller"), AT&T WIRELESS SERVICES OF NEVADA, INC., a Nevada corporation (the "Servicer"), the Committed Purchasers and Managing Agents signatories hereto, and CITICORP NORTH AMERICA, INC., as Program Agent (the "Program Agent").

                              PRELIMINARY STATEMENT

                  A. The parties hereto, together with the Conduit Purchasers, are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of February 28, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "RPA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

                  B. The parties hereto have agreed to amend the RPA subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to the RPA. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the RPA is hereby amended as follows:

                  1.1 The definition of "Scheduled Termination Date" appearing in Section 1.01 is hereby amended by (a) deleting the date "February 27, 2004" appearing in clause (i) thereof and replacing the date "February 25, 2005" therefor, and (b) deleting the date "February 28, 2005" appearing in clause (ii) thereof and replacing the date "February 25, 2005" therefor.

                  1.2 Clause (ii) of Section 3.01(b) is hereby deleted in its entirety and replaced with the following therefor:

         (ii) each of the Managing Agents and the Program Agent shall have received the true sale/non-consolidation opinion of Perkins Coie LLP described on Exhibit G, and date-down letters with respect to each of the previously delivered opinions described on Exhibit G, each in form and substance satisfactory to each such Managing Agent and the Program Agent.

                  1.3 Clause (iii) of Section 3.01(b) is hereby deleted in its entirety and replaced with the following therefor: "(iii) each Lock-Box and Lock-Box Account shall have been effectively transferred into the name of the Seller."

                  1.4 The initial paragraph of Section 8.01 is hereby amended by inserting the parenthetical phrase "(including, without limitation, acting in any capacity related to a Conduit Purchaser)" immediately following the phrase "the Seller hereby agrees to indemnify any Purchaser" appearing in the third line thereof.

                  1.5 Schedule II to the RPA is hereby deleted in its entirety and replaced with a new Schedule II in the form of Annex A hereto.

                  1.6 The amount of the Conduit Purchase Limit of each Conduit Purchaser is hereby amended, if applicable, to be the amount set forth opposite such Conduit Purchaser's name on Annex B hereto.

                  1.7 The amount of the Commitment of each Committed Purchaser is hereby amended, if applicable, to be the amount set forth opposite such Committed Purchaser's name on the signature pages to this Amendment following the caption "Commitment".

                  SECTION 2. Waiver. Pursuant to Section 5.01(g)(iv) of the RPA, the Seller is required, within 120 days after the date of the RPA, to deliver to the Program Agent and each Managing Agent fully executed copies of Lock-Box Agreements with respect to each Lock-Box and each Lock-Box Account. Effective as of the date first written above, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Program Agent and each Managing Agent hereby waives until April 30, 2004 the requirement that the Seller provide the Lock-Box Agreement with respect to the Lock-Box Accounts held at JPMorgan Chase Bank. The Program Agent and the Managing Agents hereby expressly reserve all of their rights with respect to the failure of the Seller to perform each of the other obligations required to be performed by it pursuant to the RPA. This specific waiver applies only to the above-specified provision and only for the above specified period.

                  SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first above written upon the Program Agent's having received (i) counterparts of this Amendment duly executed by each party hereto and (ii) a Reaffirmation of Performance Undertaking, in the form of Annex C hereto, duly executed by AT&T Wireless Services, Inc.

                  SECTION 4. Covenants, Representations and Warranties of the Seller and Servicer.

                  4.1 Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

                  4.2 Each of the Seller and the Servicer hereby represents and warrants (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Event of Termination or an event that with the passage of time or the giving of notice, or both, would constitute an Event of Termination.

                  SECTION 5. Reference to and Effect on the RPA.

                  5.1 Upon the effectiveness of this Amendment, each reference in the RPA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

                  5.2 Except as specifically amended hereby, the RPA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the RPA or any of the other Facility Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 8. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                          SIERRA NEVADA WIRELESS RECEIVABLES
                                          CORPORATION, as Seller

                                          By: /s/ Errol Harris
                                             __________________________
                                             Name: Errol Harris
                                             Title: President/Treasurer

                                          AT&T WIRELESS SERVICES OF NEVADA,
                                          INC., as Servicer

                                          By: /s/ Rod Johnston
                                             __________________________
                                             Name: Rod Johnston
                                             Title: Assistant Treasurer

                                Signature Page to
                               Amendment No. 3 to
               Amended and Restated Receivables Purchase Agreement

                                       CITICORP NORTH AMERICA, INC., as a
                                       Managing Agent and as Program Agent

                                       By: /s/ Raymond F. Dizon
                                          ________________________
                                          Name: Raymond F. Dizon
                                          Title: Vice President

Commitment: $275,000,000               CITIBANK, N.A., as a Committed Purchaser

                                       By: /s/ Raymond F. Dizon
                                          ________________________
                                          Name: Raymond F. Dizon
                                          Title: Vice President

Commitment: $75,000,000                DANSKE BANK A/S, CAYMAN ISLANDS
                                       BRANCH, as a Committed Purchaser

                                       By: /s/ Gavin Rees
                                          ________________________
                                          Name: Gavin Rees
                                          Title: Vice President

                                       By: /s/ John A. O'Neill
                                          ________________________
                                          Name: John A. O'Neill
                                          Title: Assistant General Manager

                                Signature Page to
                               Amendment No. 3 to
               Amended and Restated Receivables Purchase Agreement

Commitment: $250,000,000              BANK OF AMERICA, N.A., as a Managing Agent
                                      and as a Committed Purchaser

                                      By: /s/ Marianne Mihalik
                                         ________________________
                                         Name: Marianne Mihalik
                                         Title: Principal

                                Signature Page to
                               Amendment No. 3 to
               Amended and Restated Receivables Purchase Agreement

Commitment: $250,000,000               BNP PARIBAS, as a Managing Agent and as a
                                       Committed Purchaser

                                       By: /s/ Michael Gonik
                                          ________________________
                                          Name: Michael Gonik
                                          Title: Director

                                       By: /s/ Caitlin Kelly
                                          ________________________
                                          Name: Caitlin Kelly
                                          Title: Vice President

                                Signature Page to
                               Amendment No. 3 to
               Amended and Restated Receivables Purchase Agreement

Commitment: $300,000,000                HSBC BANK USA, as a Committed Purchaser

                                        By: /s/ Sandeep Pehwa
                                           ________________________
                                           Name: Sandeep Pehwa
                                           Title: SVP

                                        HSBC SECURITIES (USA), INC.,
                                        as a Managing Agent

                                        By: /s/ Thomas Carroll
                                           ________________________
                                           Name: Thomas Carroll
                                           Title: Vice President

                                Signature Page to
                               Amendment No. 3 to
               Amended and Restated Receivables Purchase Agreement

Commitment: $250,000,000                   ASSET ONE SECURITIZATION, LLC, as a
                                           Committed Purchaser

                                           By: /s/ Evelyn Echevarria
                                              ________________________
                                              Name: Evelyn Echevarria
                                              Title: Vice President

                                           SOCIETE GENERALE, as a Managing Agent

                                           By: /s/ John H. Padwater
                                              ________________________
                                              Name: John H. Padwater
                                              Title: Vice President

                                Signature Page to
                               Amendment No. 3 to
               Amended and Restated Receivables Purchase Agreement

Commitment: $200,000,000                THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH, as a Managing Agent and as a Committed Purchaser

                                        By: /s/ Vincent DeLuca
                                           ________________________
                                           Name: Vincent DeLuca
                                           Title: Senior Vice President

                                        By: /s/ Vincent DeLuca
                                           ________________________
                                           Name: Vincent DeLuca
                                           Title: Senior Vice President

                                Signature Page to
                               Amendment No. 3 to
               Amended and Restated Receivables Purchase Agreement

                                     Annex A

                                                                     SCHEDULE II

                  GROUP PURCHASE LIMITS

  PURCHASE GROUP                         GROUP PURCHASE LIMIT
  --------------                         --------------------
CNAI Purchase Group                          $350,000,000

HSBC Purchase Group                          $300,000,000

BNP Purchase Group                           $250,000,000

BOA Purchase Group                           $250,000,000

 SG Purchase Group                           $250,000,000

BTM Purchase Group                           $200,000,000

                                     Annex B

                             CONDUIT PURCHASE LIMITS

       CONDUIT PURCHASER                      CONDUIT PURCHASE LIMIT
       -----------------                      ----------------------
          CIESCO, LLC                              $150,000,000
          CAFCO, LLC                               $200,000,000

     Bryant Park Funding LLC                       $300,000,000

  Starbird Funding Corporation                     $250,000,000

 Receivables Capital Corporation                   $250,000,000

  Asset One Securitization, LLC                    $250,000,000

   Gotham Funding Corporation                      $200,000,000

                                     Annex C

                    REAFFIRMATION OF PERFORMANCE UNDERTAKING

                  The undersigned hereby:

                  (i) acknowledges receipt of that certain Amendment No. 3 and Waiver, dated as of February 27, 2004 (the "Amendment") to the Amended and Restated Receivables Purchase Agreement dated as of February 28, 2003 (as such Amended and Restated Receivables Purchase Agreement has been amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement") by and among Sierra Nevada Wireless Receivables Corporation, a Delaware corporation (the "Seller"), AT&T Wireless Services of Nevada, Inc., a Nevada corporation (the "Servicer"), the "Purchasers" party thereto, the "Managing Agents" party thereto, and Citicorp North America, Inc., as Program Agent (the "Program Agent");

                  (ii) reaffirms all of its obligations under that certain Amended and Restated Performance Undertaking dated as of February 28, 2003 (the "Performance Undertaking"), made by the undersigned in favor of the Program Agent, for the benefit of itself, the Managing Agents and the Purchasers; and

                  (iii) acknowledges and agrees that the Performance Undertaking remains in full force and effect notwithstanding the Amendment and that the Performance Undertaking is hereby ratified and confirmed in all respects.

Date:  February 27, 2004

                                    AT&T WIRELESS SERVICES, INC.

                                    By: /s/ Errol Harris
                                        __________________________
                                        Name: Errol Harris
                                        Title: VP/Treasurer